Statements Of Operations - USD ($)	12 Months Ended
	Dec. 31, 2019	Dec. 31, 2018
INVESTMENT INCOME:
Interest income	$ 3,505,399	$ 2,678,807
EXPENSES:
Brokerage fees	3,884,559	3,880,705
Administrative expenses	257,957	281,333
Custody fees and other expenses	28,747	28,876
Total expenses	4,171,263	4,190,914
NET INVESTMENT LOSS	(665,864)	(1,512,107)
Net realized gains (losses) on closed positions:
Futures and forward currency contracts	15,244,478	(1,416,095)
Foreign exchange translation	(188,585)	64,817
Net change in unrealized:
Futures and forward currency contracts	(3,607,386)	5,916,561
Foreign exchange translation	137,674	(224,897)
Net gains (losses) from U.S. Treasury notes:
Realized	28,947	(13,293)
Net change in unrealized	160,204	175,296
Total net realized and unrealized gains (losses)	11,775,332	4,502,389
NET INCOME (LOSS)	11,109,468	2,990,282
LESS PROFIT SHARE TO GENERAL PARTNER	1,055,332	212,140
NET INCOME (LOSS) AFTER PROFIT SHARE TO GENERAL PARTNER	$ 10,054,136	$ 2,778,142